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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event Reported): April 11, 2001


                             REDBACK NETWORKS INC.
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            (Exact Name of Registrant as Specified in its Charter)


           Delaware                  000-25853                77-0438443
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                  Identification Number)


                                 250 Holger Way
                               San Jose, CA 95134
                                 (408) 571-5000

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       (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
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ITEM 5.  OTHER EVENTS.

     On April 11, 2001, Redback Networks Inc., a Delaware corporation ("Redback"), announced its financial results for the fiscal quarter ending March 31, 2001. A portion of Redback's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Redback's business are set forth in the documents filed by Redback with the Securities and Exchange Commission, specifically the most recent report on Form 10-K, and the other reports filed from time to time with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c) EXHIBITS.

         99.1   Press Release dated April 11, 2001
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REDBACK NETWORKS INC.


DATE:  April 11, 2001            By:  /s/ Dennis P. Wolf
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                                    Dennis P. Wolf
                                    Senior Vice President of Finance and
                                    Administration, Chief Financial Officer and
                                    Corporate Secretary